CERTIFICATION OF CHIEF EXECUTIVE OFFICER

AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Yearly Report On Form 10-KSB of Cab-Tive Advertising, Inc. for the Year Ended December 31, 2006, I, Brian Blaszczak, Chief Executive Officer and Chief Financial Officer of Cab-Tive Advertising, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     1.   Such Yearly Report on Form 10-KSB for the year ended December 31, 2006, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2.   The information contained in such Yearly Report on Form 10-KSB for the year ended December 31, 2006, fairly presents, in all material respects, the financial condition and results of operations of Cab-Tive Advertising, Inc.

Dated:  April 11, 2007

CAB-TIVE ADVERTISING, INC.

By: /s/ Brian Blaszczak

Chief Executive Officer and

Chief Financial Officer

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